SECOND AMENDMENT TO LOAN AGREEMENT


       THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Amendment"), dated as of August 18, 1994, is between EL CHICO RESTAURANTS, INC., a Texas corporation ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (successor by merger to Texas Commerce Bank, National Association), a national banking association ("Lender").

                         RECITALS:

       A. Borrower and Lender have entered into that certain Loan Agreement dated as of September 21, 1993, as amended by that certain First Amendment to Loan Agreement dated as of January 20, 1994 (such Loan Agreement, as so amended, is hereinafter referred to as the "Agreement").

       B. Pursuant to the Agreement, El Chico Corporation of Oklahoma, Inc., an Oklahoma corporation ("Oklahoma"), El Chico Realty Corporation, a Texas corporation ("Realty"), Southwest Cafes of Tennessee, Inc., a Tennessee corporation ("Tennessee"), El Chico Service Company, a Delaware corporation ("Service"), Texas El Chico Restaurants, L.P., a Delaware limited partnership (the "Partnership", and together with Oklahoma, Realty, Tennessee and Service, collectively the "Guarantors" and each a "Guarantor"), each executed a Guaranty Agreement (collectively, the "Guaranties" and each a "Guaranty") which guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

       C. Borrower and Lender now desire to amend the Agreement as herein set forth.

       NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                         ARTICLE I

                        Definitions

       Section 1 Definitions.   Capitalized terms used in this
   Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                         ARTICLE II

                         Amendments

       Section 1 Amendment to Current Ratio Covenant. Effective as of the date hereof, Section 11.01 of the Agreement is amended to read in its entirety as follows:

            Section 11.01 Current Ratio. Beginning on the earlier of (i) the date on which the unaudited quarterly financial report of Borrower for the quarter ended March 31, 1997 is required to be delivered to lender under Section 9.01(b), or
          (ii) the date upon which the unaudited financial report of Borrower for such quarter is actually delivered to Lender, Borrower will at all times maintain a Current Ratio of not less than .50 to 1.00.

                        ARTICLE III

       Ratifications, Representations and Warranties

       Section 1 Ratifications.   The terms and provisions set forth in
   this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, each of the other Loan Documents, and the obligations, indebtedness and liabilities of Borrower thereunder are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby, each of the other Loan Documents, and the obligations, indebtedness and liabilities of Borrower thereunder shall continue to be legal, valid, binding and enforceable in accordance with its terms.

       Section 2 Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                         ARTICLE IV

                       Miscellaneous

       Section 1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

       Section 2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

       Section 3 Expenses of Lender.  As provided in the Agreement,
   Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Lender's legal counsel.

       Section 4 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

       Section 5 ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER
   INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN
   CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL
   PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS,
   WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
   SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE
   ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

       Executed as of the date first written above.

                              Borrower:

                              EL CHICO RESTAURANTS, INC.



                              By:  /s/Lawrence E. White
                                 --------------------------
                                   Lawrence E. White
                                   Executive Vice President and
                                   Chief Financial Officer



                              By:  /s/John A. Cuellar
                                 --------------------------
                                   John A. Cuellar
                                   Senior Vice President and
                                   General Counsel

                              Lender:

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION



                              By:  /s/ R. Britt Langford
                                 --------------------------
                                   R. Britt Langford
                                   Senior Vice President

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that its Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                              Guarantors:

                              EL CHICO CORPORATION OF
                              OKLAHOMA, INC.



                              By:  /s/Susan R. Holland
                                 --------------------------
                                   Susan R. Holland
                                   President


                              EL CHICO REALTY CORPORATION



                              By:  /s/Lawrence E. White
                                 --------------------------
                                   Lawrence E. White
                                   Vice President


                            SOUTHWEST CAFES OF TENNESSEE, INC.



                              By:  /s/Susan R. Holland
                                       --------------------------
                                   Susan R. Holland
                                   President


                              EL CHICO SERVICE COMPANY



                              By:  /s/Susan R. Hollland
                                 --------------------------
                                   Susan R. Holland
                                   Vice President


                              TEXAS EL CHICO RESTAURANTS, L.P.

                              By:  EL CHICO SERVICE COMPANY



                                        By:  /s/Susan R. Holland
                                             --------------------------
                                             Susan R. Holland
                                             Vice President



FILE: 2NDAMD
081794TCB1
147:T2408-16800-ELCH